ACQUISITION OF DIAL GLOBAL August 30, 2013 Exhibit 99.2

CUMULUS

© 2013 CUMULUS MEDIA INC. ALL RIGHTS RESERVED.

IMPORTANT NOTICES
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Forward-Looking Statements
This presentation contains “forward-looking” statements regarding, among other things, the recently announced pending Dial Global acquisition, expected earnings, revenues, cost savings, leverage, operations, business trends and other items, that are based on current expectations and estimates or assumptions.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements.  Such factors include, but are not limited to Cumulus’ ability to complete the Dial Global acquisition on the expected timeline, the failure to obtain necessary regulatory approvals or to satisfy any other conditions to the acquisition, the failure to realize the expected benefits of the acquisition, and general economic and business conditions that may affect the companies before or following the acquisition.  For additional information regarding risks and uncertainties associated with Cumulus, see Cumulus’ filings with the
Securities and Exchange Commission (“SEC”) made from time to time, including its Form 10-K for the year ended December 31, 2012.  Cumulus assumes no responsibility to update the forward-looking statements contained in this presentation as a result of new information, future events or otherwise.
Non-GAAP Financial Information
This presentation contains the non-GAAP financial metrics Adjusted EBITDA and net debt. We define Adjusted EBITDA as net income (loss) before any non-operating expenses, including net interest expense, depreciation and amortization, stock-based compensation expense, gain or loss on exchange or sale of assets or stations (if any), gain or loss on derivative instruments (if any), discontinued
operations (if any), impairment of intangible assets and goodwill (if any), local marketing agreement (“LMA”) fees, acquisition-related costs and franchise taxes.  Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our radio stations after the incurrence of corporate, general and administrative expenses. Management also uses this measure to determine the contribution of our radio station portfolio, including the corporate resources employed to manage the portfolio, to the funding of
our other operating expenses and to the funding of debt service and acquisitions.   In deriving this measure, management excludes depreciation, amortization and stock-based compensation expense, as these do not represent cash payments for activities directly related to the operation of the radio stations. In addition, we exclude LMA fees from our calculation of Adjusted EBITDA even though such fees require a cash settlement, because they are excluded from the definition of Adjusted EBITDA contained in our first lien credit facility. Management excludes any gain or loss on the exchange or sale of assets or radio stations as they do not represent a cash transaction. Management also excludes any realized gain or loss on derivative instruments as they do not represent a cash transaction nor are they associated with radio station operations. Interest expense, net of interest income, income tax (benefit) expense including franchise taxes, and expenses relating to acquisitions are also excluded from the calculation of Adjusted EBITDA as they are not directly related to the operation of radio stations. Management excludes any impairment of goodwill and intangible assets as they do not require a cash outlay.
Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of a radio company. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for radio broadcasting companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our first lien credit facility. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful.  Adjusted EBITDA should not be considered in isolation of, or as a substitute for, net income, operating income, cash flows from operating activities or any other measure for determining our operating performance or liquidity that is calculated in accordance with GAAP.  We define net debt as the sum of long-term debt, short-term debt (if any) and capital leases (if any) less unrestricted cash and cash equivalents.  We believe that net debt is a useful metric because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to repay outstanding indebtedness of the Company.  The measure is not meant to imply that management intends to use available cash in this manner.
A quantitative reconciliation of our Adjusted EBITDA as presented herein to net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, is provided in the Appendix hereto.  A reconciliation of net debt as presented herein to total debt is self evident on the face of the relevant accompanying table.

CUMULUS

© 2013 CUMULUS MEDIA INC. ALL RIGHTS RESERVED.

TRANSACTION OVERVIEW
Cumulus Media Inc. (“Cumulus”) is acquiring Dial Global, Inc. (“Dial Global”) for approximately $45 million plus the retirement of approximately $215 million of debt at closing for total cash consideration of $260 million
—
Purchase price will pay off all Dial Global debt and Cumulus will acquire 100% of Dial Global equity
Transaction is substantially capital neutral
—
Cumulus is also selling 12 small and mid-sized radio markets to Townsquare Media (“Townsquare”) in a separate transaction for $238 million in cash
(1)
—
Monetization of other non-core, non-cash flow generating assets
—
Minimal balance sheet cash used to fund remainder of purchase price
—
Cumulus is also swapping two small and mid-sized radio markets with Townsquare in exchange for five stations in
Fresno, CA (DMA #68)
Regulatory approval and simultaneous closings expected by year end
(1) Cash proceeds include acquisition of net working capital by Townsquare
In a deleveraging transaction, Cumulus solidifies its position as a producer of premium content while reshaping its distribution footprint in the top 100 markets
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CUMULUS

DG
DIALGLOBAL
CUMULUS
townsquare
media group

© 2013 CUMULUS MEDIA INC. ALL RIGHTS RESERVED.

STRUCTURE OF TRANSACTIONS
(1) Unaudited, estimated Adjusted EBITDA for the twelve months ending 12/31/13, adjusted for full realization of identified synergies
(2) Adjusted EBITDA for the twelve months ended 6/30/13
Dial Global business with
$66 million of EBITDA (1)
12 radio markets with
$33 million of EBITDA (2)
$260 million of cash $238 million of cash
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COMPELLING STRATEGIC OPPORTUNITY
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1
2
3
4
5
Further value maximization from active strategic portfolio management
Deleveraging on identified cost synergies alone
Acquiring a leading provider of premium content and original programming
Creates attractive content, distribution and monetization platform
$40+ million of estimated cost synergies and substantial incremental revenue growth opportunities

CUMULUS

© 2013 CUMULUS MEDIA INC. ALL RIGHTS RESERVED.

DIAL GLOBAL OVERVIEW
A leading nationwide independent, full-service network radio company
Distributes, produces and syndicates programming and services to more than 8,200 radio stations
—
Over 200 news, sports, music, talk and entertainment radio programs, services and digital applications
—
Syndicates live events, 24/7 formats, prep services, jingles and imaging libraries
In exchange for programming and services, Dial Global receives commercial air time from radio stations
—
Air time is aggregated to sell to national advertisers
—
Provides advertisers a cost effective way to reach a broad audience while targeting on a demographic and geographic basis
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CUMULUS

→

NASH
THE SAVAGE NATION
A BETTER LIFE
THE MIKE HUCKABEE SHOW
THE DENNIS MILLER SHOW
NBC
NFL
NCAA
Intelligence For Your Life Radio
mark LEVIN
abc NEWS
CBS SPORTS RADIO
AMERICAN COUNTRY COUNTDOWN
NASCAR
Masters
THE BIG TIME WHITNEY ALLEN
Dr. Phil
ET RADIO

© 2013 CUMULUS MEDIA INC. ALL RIGHTS RESERVED.

CONTENT, DISTRIBUTION & MONETIZATION
PLATFORM
Multi-platform monetization engine to seamlessly serve the needs of local, regional and national advertisers
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(1) Giving effect to completion of transactions with Townsquare
460
(1)
Owned &
Operated Stations
10,000 Combined
3 Party Affiliates
Mobile Streams Websites Podcasts
BROADCAST DISTRIBUTION DIGITAL DISTRIBUTION
CONTENT CREATION AUDIO, VIDEO, LIVE EVENTS
rd

CUMULUS

© 2013 CUMULUS MEDIA INC. ALL RIGHTS RESERVED.

IDENTIFIABLE COST SYNERGIES
SOLID TRACK RECORD OF ACHIEVING IDENTIFIED SYNERGIES
PREVIOUSLY ACHIEVED COST SYNERGIES EXPECTED COST SYNERGIES
Cumulus + Dial Global
Acquisition
Corporate
Overlap
Markets
Operations Networks $40+ million of cost synergies identified
$50+ million of cost synergies identified
at transaction announcement (3/14/11)
$65+ million of synergies achieved to
date
Initial synergy estimate exceeded by
$15+ million within original timeframe
~10% of combined network expense base
Duplicative infrastructure provides significant
synergy opportunities
Expect to realize within the first two years
with more than 50% generated in the first 12
months after closing
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Cumulus + CMP (1) + Citadel Merger
(2011)
(1)
Cumulus Media Partners, an independent entity managed by Cumulus prior to acquisition in August 2011

PRO FORMA CUMULUS FINANCIAL
SNAPSHOT
($ in millions)
Cumulus
(1)
Pre-Transactions
Dial Global
(2)
Synergies
(3)
Stations Being
Sold to
Townsquare
(4)
Cumulus
Pro Forma
Net Revenue $1,088.4 $216.7 ($64.1) $1,241.0
Adjusted EBITDA $388.2 $25.7 $40.5 ($32.6) $421.8
Adj. EBITDA Margin 35.7% 11.9% NM 34.0%
(1) Twelve months ended 6/30/13
(2) Dial Global unaudited financial results, estimated for the twelve months ending 12/31/13
(3) Expect to fully achieve cost synergies within first two years, with more than 50% in the first 12 months after closing
(4) Twelve months ended 6/30/13
(5) Calculated as Adjusted EBITDA divided by net revenue
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Pro forma Cumulus generates >$150 million of
incremental revenue and >$30 million of
incremental Adjusted EBITDA
(5)

DELEVERAGING TRANSACTION
Pro Forma Cumulus Capitalization Table:
(1) Balance sheet items as of 6/30/13
(2) Estimate of cash on balance sheet used to consummate transaction
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($ in millions)
Pre -Transactions
Capitalization
(1)
Cumulative
Leverage
x Adj. EBITDA
Transaction
Adjustment
(2)
Unrestricted Cash $46.2 ($15.0) $31.2
Revolving Credit Facility 0.0 0.0x 0.0 0.0x
First Lien Term Loan 1,287.3 3.3x 1,287.3 3.1x
Second Lien Term Loan 785.5 5.3x 785.5 4.9x
Senior Notes 610.0 6.9x 610.0 6.4x
Total Debt $2,682.8 6.9x $2,682.8 6.4x
Net Debt 2,636.5 6.8x 2,651.5 6.3x
Preferred Stock 75.8 7.0x 75.8 6.5x
Net Debt + Preferred Stock $2,712.3 7.0x $2,727.3 6.5x
Adjusted EBITDA $388.2 $421.8
Pro Forma
Capitalization
(1)
Cumulative
Leverage
x Adj. EBITDA

CUMULUS

CUMULUS

+

DG
DIALGLOBAL

© 2013 CUMULUS MEDIA INC. ALL RIGHTS RESERVED.

BUILDING SHAREHOLDER VALUE
Deleveraging Transaction
Acquiring a Leading Audio Content Provider
Creation of Significant Growth Opportunities
Value Creation Through Portfolio Management
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Substantial Identified Cost Synergies

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL
MEASURES
Reconciliation of Non-GAAP Financial Measures to Most Directly Comparable GAAP Measures
The following table reconciles net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to actual, historical
Adjusted EBITDA for the twelve months ended June 30, 2013 of Cumulus on a consolidated basis and of the 12 small markets being sold to Townsquare:
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Cumulus Stations Being Sold to
Consolidated Townsquare Media
LTM LTM
($ in millions)
6/30/2013 6/30/2013
Net income (loss) (48.9) $                           24.2 $
Income tax expense (benefit) (32.0) -
Non-operating expenses, including net interest expense 193.9 (0.0)
LMA fees 3.6 0.1
Depreciation and amortization 129.4 8.3
Stock-based compensation expense 11.0 -
Loss on sale of stations 1.4 -
(Gain) loss on derivative instrument (3.6) -
Impairment of intangible assets 114.7 -
Loss on early extinguishment of debt 2.4 -
Acquisition-related costs 5.5 -
Franchise taxes 0.4 -
Discontinued operations 10.4 -
Adjusted EBITDA
388.2 $                          32.6 $